                                                                    EXHIBIT 99.1

                             (RENAL CARE GROUP LOGO)
                                   ----------
                                  News Release


CONTACT:    TERRY PROVEAUX
            DIRECTOR OF INVESTOR RELATIONS
            615-345-5577

                RENAL CARE GROUP ANNOUNCES THIRD QUARTER RESULTS

Nashville, Tennessee, (November 1, 2005) -- Renal Care Group, Inc. (NYSE:RCI) today announced results for the quarter and nine months ended September 30, 2005. The Company's GAAP diluted net income per share for the quarter was $0.50 and its non-GAAP diluted net income per share was $0.54. The non-GAPP results exclude the effect of costs incurred in the third quarter in connection with Fresenius Medical Care AG's pending acquisition of the Company.

         Gary A. Brukardt, Renal Care Group's president and chief executive officer, commented, "We are pleased with this quarter's results, and I thank our associates for remaining focused on our business while the transaction with Fresenius Medical Care is pending. The transition and integration plans are going well. Our teams have been working diligently over the past few months to create a structure that will capture the strengths of both organizations. We have the unique opportunity to combine best demonstrated practices, operational leadership and compatible cultures to solidify the combined company's position as the premier renal therapy provider."

         For the three months ended September 30, 2005, Renal Care Group's net revenue increased 13.0% to $402.2 million compared with net revenue of $356.1 million for the same period in 2004. GAAP net income for the third quarter of 2005 increased $4.8 million, or 15.6%, to $35.2 million compared with net income of $30.5 million in the third quarter of 2004. GAAP diluted net income per share for the third quarter of 2005 increased 13.6% to $0.50 compared with diluted net income per share of $0.44 in the same quarter of 2004. The Company recorded an after-tax charge of $2.9 million, or $0.04 per diluted share, representing transaction costs incurred by the Company in the third quarter in connection with Fresenius Medical Care AG's agreement to acquire the Company. Excluding the effect of the transaction-related costs, non-GAAP net income for the third quarter was $38.1 million, an increase of $7.7 million, or 25.1%.

         For the nine months ended September 30, 2005, Renal Care Group's net revenue increased 19.0% to $1.2 billion compared with net revenue of $975.0 million for the same period in 2004. GAAP net income for the nine months ended September 30, 2005, rose 8.2% to $97.1 million compared with net income of $89.7 million in the same period of 2004. GAAP diluted net income per share for the nine months ended September 30, 2005, increased 7.0% to $1.37 compared with diluted net income per share of $1.28 in the same period of 2004.

         GAAP results for the nine months ended September 30, 2005, give effect to an after-tax charge of $0.13 per diluted share related to transaction costs associated with Fresenius Medical Care AG's agreement to acquire the Company. Excluding the effect of these costs, non-GAAP net income for the nine months ended September 30, 2005, was $106.3 million, or $1.50 per diluted share. GAAP results for the nine months ended September 30, 2004, give effect to resolutions of contractual issues with



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


RCI Announces Third Quarter Results
Page 2
November 1, 2005


payors that were unusual in amount and timing; these payor resolutions favorably impacted earnings per share by $0.04 per diluted share. Excluding the effect of these resolutions, non-GAAP net income for the nine months ended September 30, 2004, was $86.8 million, or $1.24 per diluted share.

         David Dill, executive vice president and chief financial officer, commented, "Renal Care Group's shareholders voted overwhelmingly in favor of the merger agreement proposal at the Special Meeting in August. We are still working toward closing the transaction by the end of 2005. However, our ability to complete the deal is dependent upon the FTC's review process, and it is possible that the closing date could move into early 2006."

         Renal Care Group has decided to present the non-GAAP information in this press release to give investors a means of comparing the Company's normalized operational performance in the first nine months of 2005, with its normalized operational performance in the same period in 2004, before the impact of the transaction costs and the resolutions of the payor contract issues. A reconciliation between the non-GAAP results and the Company's GAAP results accompanies this press release.

         Renal Care Group will hold a conference call to discuss this press release on Wednesday, November 2, 2005, at 11:00 a.m. Eastern Time. A listen-only simulcast of the conference call to discuss this press release will be available online at the Company's website at www.renalcaregroup.com.

         Renal Care Group, Inc. is a specialized dialysis services company that provides care to patients with kidney disease. The Company serves over 32,000 patients at more than 450 outpatient dialysis facilities in addition to providing acute dialysis services at more than 200 hospitals. Over 9,400 associates provide services across the Company's 34-state network. More information about Renal Care Group, Inc. can be found at www.renalcaregroup.com.

         Certain statements in this press release, particularly those of Mr. Brukardt and Mr. Dill, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, which are usually preceded by words like expect, plan, work, intend, believe, will and the like, include statements that necessarily depend on future events. These forward-looking statements reflect management's expectations and are based upon currently available information. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of Renal Care Group to differ materially from those expressed in or implied by the forward-looking statements, including risks related to: the conditions to completion of our transaction with Fresenius Medical Care; the dependence of our profits on the services we provide to a small number of patients who have private insurance; risks related to the drug Epogen (EPO); changes in the Medicare and Medicaid programs; changes in the health care delivery, financing or reimbursement systems; and compliance with health care and other applicable laws. These and other factors affecting the Company are discussed in more detail in Renal Care Group's reports filed with the Securities and Exchange Commission, including without limitation Renal Care Group's annual report on Form 10-K for the year ended December 31, 2004, and any quarterly reports on Form 10-Q filed after that annual report. Copies of these filings are available from Renal Care Group upon request.



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


RCI Announces Third Quarter Results
Page 3
November 1, 2005


                             RENAL CARE GROUP, INC.
               UNAUDITED CONDENSED CONSOLIDATED INCOME STATEMENTS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                              THREE MONTHS ENDED                     NINE MONTHS ENDED
                                                                 SEPTEMBER 30,                          SEPTEMBER 30,
                                                     -----------------------------------     -----------------------------------
                                                          2005                2004                2005                2004
                                                     ---------------     ---------------     ---------------     ---------------
Net revenue                                          $       402,230     $       356,111     $     1,160,068     $       974,993

Operating costs and expenses:
   Patient care costs                                        267,889             239,400             769,322             648,621
   General and administrative expenses                        34,275              26,336             100,967              76,353
   Provision for doubtful accounts                             5,396               8,464              22,546              23,623
   Depreciation and amortization                              18,173              15,344              52,735              42,407
                                                     ---------------     ---------------     ---------------     ---------------
     Total operating costs and expenses                      325,733             289,544             945,570             791,004

Income from operations                                        76,497              66,567             214,498             183,989

Interest expense, net                                          8,715               6,869              23,957              13,599
                                                     ---------------     ---------------     ---------------     ---------------

Income before minority interest and income taxes              67,782              59,698             190,541             170,390

Minority interest                                              9,915              10,158              28,409              25,062
                                                     ---------------     ---------------     ---------------     ---------------

Income before income taxes                                    57,867              49,540             162,132             145,328

Provision for income taxes                                    22,636              19,072              65,052              55,590
                                                     ---------------     ---------------     ---------------     ---------------

Net income                                           $        35,231     $        30,468     $        97,080     $        89,738
                                                     ===============     ===============     ===============     ===============

Diluted net income per share                         $          0.50     $          0.44     $          1.37     $          1.28
                                                     ===============     ===============     ===============     ===============

Diluted weighted average shares outstanding                   71,023              69,339              70,721              69,930
                                                     ===============     ===============     ===============     ===============



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


RCI Announces Third Quarter Results
Page 4
November 1, 2005


                             RENAL CARE GROUP, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                  SEPTEMBER 30,        DECEMBER 31,
                                                                      2005                 2004
                                                                 ---------------      ---------------
                                                                   (unaudited)
ASSETS:
Current assets:
   Cash and cash equivalents                                     $        25,490      $        17,931
   Accounts receivable, net                                              286,773              275,373
   Other current assets                                                  104,360               79,780
                                                                 ---------------      ---------------
     Total current assets                                                416,623              373,084

Property, plant and equipment, net                                       354,910              316,532
Goodwill, intangible assets and other assets, net                        870,295              739,364
                                                                 ---------------      ---------------

     TOTAL ASSETS                                                $     1,641,828      $     1,428,980
                                                                 ===============      ===============

LIABILITIES AND STOCKHOLDERS' EQUITY:
Total current liabilities                                        $       250,500      $       243,905
Long-term debt, net of current portion                                   566,696              479,645
Other long-term liabilities                                              123,947              113,309
                                                                 ---------------      ---------------
     Total liabilities                                                   941,143              836,859
                                                                 ---------------      ---------------

Stockholders' equity:
   Common stock, $0.01 par value, 150,000 shares authorized,
     83,100 and 82,317 shares issued, respectively                           831                  823
   Treasury stock, 14,766 and 14,514 shares, respectively               (381,635)            (372,249)
   Additional paid-in capital                                            431,278              411,888
   Retained earnings                                                     648,943              551,863
   Accumulated other comprehensive income (loss), net of tax               1,268                 (204)
                                                                 ---------------      ---------------

     Total stockholders' equity                                          700,685              592,121
                                                                 ---------------      ---------------

     TOTAL LIABILITIES AND
        STOCKHOLDERS' EQUITY                                     $     1,641,828      $     1,428,980
                                                                 ===============      ===============



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


RCI Announces Third Quarter Results
Page 5
November 1, 2005


                             RENAL CARE GROUP, INC.
            UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)


                                                                     NINE MONTHS ENDED
                                                                       SEPTEMBER 30,
                                                              ------------------------------
                                                                  2005              2004
                                                              ------------      ------------
Operating Activities:
   Net income                                                 $     97,080      $     89,738
   Adjustments to reconcile net income to
     net cash provided by operating activities:
       Depreciation and amortization                                52,735            42,407
       Loss on sale of property and equipment                          661               624
       Distributions to minority shareholders                      (15,807)          (11,409)
       Income applicable to minority interest                       28,409            25,062
       Deferred income taxes                                         2,207            10,734
       Changes in operating assets and liabilities,
         net of effects from acquisitions                          (28,506)          (21,062)
                                                              ------------      ------------
           Net cash provided by operating activities               136,779           136,094
                                                              ------------      ------------

Investing Activities:
   Purchases of property and equipment                             (67,507)          (66,463)
   Cash paid for acquisitions, net of cash acquired               (167,766)         (274,644)
   Change in other assets                                            3,062            (7,185)
                                                              ------------      ------------
           Net cash used in investing activities                  (232,211)         (348,292)
                                                              ------------      ------------

Financing Activities:
   Net proceeds from issuance of long-term debt                    100,000           325,000
   Payments on long-term debt                                      (16,251)           (8,125)
   Net borrowings under line of credit and capital leases           15,930             7,027
   Net proceeds from issuance of common stock                       12,698            17,799
   Repurchase of treasury shares                                    (9,386)         (137,845)
                                                              ------------      ------------
           Net cash provided by financing activities               102,991           203,856
                                                              ------------      ------------

Increase (decrease) in cash and cash equivalents                     7,559            (8,342)

Cash and cash equivalents at beginning of period                    17,931            50,295
                                                              ------------      ------------

Cash and cash equivalents at end of period                    $     25,490      $     41,953
                                                              ============      ============



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


RCI Announces Third Quarter Results
Page 6
November 1, 2005


                             RENAL CARE GROUP, INC.
                  SUPPLEMENTAL GAAP TO NON-GAAP RECONCILIATION
                (UNAUDITED, IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                   THREE MONTHS ENDED
                                                                   SEPTEMBER 30, 2005
                                                     -----------------------------------------------
                                                                                            Non-
                                                        GAAP(1)        Difference          GAAP(2)
                                                     ------------     ------------      ------------
Net revenue                                          $    402,230     $         --      $    402,230

Operating costs and expenses:
   Patient care costs                                     267,889               --           267,889
   General and administrative expenses                     34,275           (3,650)           30,625
   Provision for doubtful accounts                          5,396               --             5,396
   Depreciation and amortization                           18,173               --            18,173
                                                     ------------     ------------      ------------
       Total operating costs and expenses                 325,733           (3,650)          322,083

Income from operations                                     76,497            3,650            80,147
Interest expense, net                                       8,715               --             8,715
                                                     ------------     ------------      ------------

Income before minority interest and income taxes           67,782            3,650            71,432
Minority interest                                           9,915               --             9,915
                                                     ------------     ------------      ------------

Income before income taxes                                 57,867            3,650            61,517
Provision for income taxes                                 22,636              755            23,391
                                                     ------------     ------------      ------------

Net income                                           $     35,231     $      2,895      $     38,126
                                                     ============     ============      ============

Diluted net income per share                         $       0.50     $       0.04      $       0.54
                                                     ============     ============      ============

Weighted average shares outstanding                        71,023           71,023            71,023
                                                     ============     ============      ============

(1) Reported operating results in accordance with accounting principles generally accepted in the United States (GAAP).

(2) Non-GAAP amounts exclude transaction costs associated with the Company's sale to Fresenius Medical Care AG recorded in the three months ended September 30, 2005 and the related tax effect.



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


RCI Announces Third Quarter Results
Page 7
November 1, 2005


                             RENAL CARE GROUP, INC.
                  SUPPLEMENTAL GAAP TO NON-GAAP RECONCILIATION
                (UNAUDITED, IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                         NINE MONTHS ENDED SEPTEMBER 30,
                                          -----------------------------------------------------------------------------------------
                                                            2005                                          2004
                                          -------------------------------------------   -------------------------------------------
                                                                             Non-                                           Non-
                                             GAAP(1)      Difference        GAAP(2)        GAAP(1)      Difference        GAAP (3)
                                          ------------   ------------    ------------   ------------   ------------    ------------
Net revenue                               $ 1,160,068    $         --    $  1,160,068   $    974,993   $     (4,700)   $    970,293

Operating costs and expenses:
   Patient care costs                          769,322             --         769,322        648,621             --         648,621
   General and administrative expenses         100,967        (10,350)         90,617         76,353             --          76,353
   Provision for doubtful accounts              22,546             --          22,546         23,623             --          23,623
   Depreciation and amortization                52,735             --          52,735         42,407             --          42,407
                                          ------------   ------------    ------------   ------------   ------------    ------------
     Total operating costs and expenses        945,570        (10,350)        935,220        791,004             --         791,004

Income from operations                         214,498         10,350         224,848        183,989         (4,700)        179,289
Interest expense, net                           23,957             --          23,957         13,599             --          13,599
                                          ------------   ------------    ------------   ------------   ------------    ------------

Income before minority interest
   and income taxes                            190,541         10,350         200,891        170,390         (4,700)        165,690
Minority interest                               28,409             --          28,409         25,062             --          25,062
                                          ------------   ------------    ------------   ------------   ------------    ------------

Income before income taxes                     162,132         10,350         172,482        145,328         (4,700)        140,628
Provision for income taxes                      65,052          1,094          66,146         55,590         (1,786)         53,804
                                          ------------   ------------    ------------   ------------   ------------    ------------


Net income                                $     97,080   $      9,256    $    106,336         89,738   $     (2,914)   $     86,824
                                          ============   ============    ============   ============   ============    ============

Diluted net income per share              $       1.37   $       0.13    $       1.50   $       1.28   $      (0.04)   $       1.24
                                          ============   ============    ============   ============   ============    ============

Weighted average shares outstanding             70,721         70,721          70,721         69,930         69,930          69,930
                                          ============   ============    ============   ============   ============    ============

(1) Reported operating results in accordance with accounting principles generally accepted in the United States (GAAP).

(2) Non-GAAP amounts exclude transaction costs associated with the Company's sale to Fresenius Medical Care AG recorded in the nine months ended September 30, 2005, and the related tax effect.

(3) Non-GAAP amounts exclude resolutions of payor contract issues recorded in the first quarter of 2004 that were unusual in amount and timing and the related tax effect.



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


RCI Announces Third Quarter Results
Page 8
November 1, 2005


                             RENAL CARE GROUP, INC.
              SUPPLEMENTAL OPERATING DATA AND RECONCILIATION OF NET
                   INCOME TO EBITDA(1) (UNAUDITED, DOLLARS IN
                        THOUSANDS, EXCEPT OPERATING DATA)


                                                     THREE MONTHS ENDED                  NINE MONTHS ENDED
                                                        SEPTEMBER 30,                      SEPTEMBER 30,
                                               ------------------------------      ------------------------------
                                                   2005              2004              2005              2004
                                               ------------      ------------      ------------      ------------
OPERATING DATA:
Patients                                             32,013            29,332            32,013            29,332
Treatments                                        1,243,131         1,125,021         3,587,959         3,080,520
Same-market treatment growth                            3.3%              3.2%              2.9%              3.6%
Same-market revenue growth                              5.6%              7.2%              5.7%              7.5%
Patient revenue per treatment                  $        322      $        314      $        322      $        315

RECONCILIATION OF NET INCOME TO EBITDA(1):
Net income                                     $     35,231      $     30,468      $     97,080      $     89,738
Depreciation and amortization                        18,173            15,344            52,735            42,407
Interest expense, net                                 8,715             6,869            23,957            13,599
Minority interest                                     9,915            10,158            28,409            25,062
Provision for income taxes                           22,636            19,072            65,052            55,590
                                               ------------      ------------      ------------      ------------
EBITDA(1)                                      $     94,670      $     81,911      $    267,233      $    226,396
                                               ============      ============      ============      ============

(1) The Company defines EBITDA as net earnings or loss before minority interest, interest expense (net), provision for income taxes, depreciation and amortization and all non-cash charges. The Company includes EBITDA because it generally considers EBITDA to be a good indicator of the Company's ability to generate cash flow in order to fund liabilities and reinvest in the Company and its business. EBITDA is not a measurement of financial performance under GAAP and should not be considered a substitute for net income or loss as a measure of performance, or to cash flow as a measure of liquidity.



                                      -END-